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                                                                     EXHIBIT 10

                 WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT

        This Waiver and First Amendment to Credit Agreement, dated as of April 14, 1995 (the "Agreement") is among Stuart Entertainment, Inc., a Delaware corporation (the "U.S. Company"), Bingo Press & Specialty Limited (formerly known as 1089350 Ontario Inc.), an Ontario Corporation (the "Canadian Company"), Bank of America National Trust and Savings Association, as U.S. Agent, Bank of America Illinois, as U.S. Lender, and Bank of America Canada, as Canadian Agent and Canadian Lender.

                              W I T N E S S E T H:

        WHEREAS, the U.S. Company, the Canadian Company, the U.S. Agent, the U.S. Lender, the Canadian Agent and the Canadian Lender are parties to that certain Credit Agreement dated as of December 13, 1994 (the "Credit Agreement") and to certain other documents executed in connection with the Credit Agreement;

        WHEREAS, the U.S. Company and the Canadian Company have requested certain waivers and amendments and the U.S. Lender and Canadian Lender have agreed to such waivers and amendments as provided herein.

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

        2. Waiver. The Lenders hereby waive any Event of Default arising under
Section 8.01(c) solely as a result of a breach of Section 7.15 of the Credit Agreement for the periods ending December 31, 1994 and March 31, 1995. The foregoing waiver shall not constitute a waiver of any other Event of Default now or hereafter existing, including any Event of Default arising under Section 8.01(c) as a result of a breach of Section 7.15 for any period ending after March 31, 1995.

        3. Amendment to the Credit Agreement.

        a. The definition of "Leverage Ratio" set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

        "Leverage Ratio" means, for any 12 month period, the ratio of (a) total consolidated Indebtedness of the U.S. Company outstanding on the last day of such period (excluding the Indebtedness described in clause (g) and (to the extent it applies to Indebtedness of another Person of the type described in such clause (g)) (h) and (i) of the definition of "Indebtedness"); to (b) the
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    of (i) EBITDA for such period, less (ii) the Consolidated Capital
    Expenditures of the U.S. Company for such period (excluding consolidated Capital Expenditures of the U.S. Company for such period financed with Capital Leases); provided; that for the twelve month periods ending on June 30, 1995 and September 30, 1995, Leverage Ratio means the ratio of (a) total consolidated Indebtedness of the U.S. Company outstanding on the last day of such period (excluding the Indebtedness described in clause (g) and (to the extent it applies to Indebtedness of another Person of the type described in such clause (g)) (h) and (i) of the definition of "Indebtedness"); to (b) the sum of (i) EBITDA for the period from January 1, 1995 through the last day of such period, multiplied by the "Multiple" (as defined below), less
    (iii) the consolidated Capital Expenditures of the U.S. Company for the period from January 1, 1995 through the last day of such period, multiplied by the Multiple (excluding consolidated Capital Expenditures of the U.S. Company for such period financed with Capital Leases). For purposes hereof, "Multiple" means, with respect to the Leverage Ratio for the period ending June 30, 1995, 2.0, and with respect to the Leverage Ratio for the period ending September 30, 1995, 1.33.

        4. No Waiver of Past Defaults. Nothing contained herein shall be deemed to constitute a waiver of any Event of Default that may heretofore or hereafter occur or have occurred and be continuing, or to modify any provision of the Credit Agreement except as expressly provided herein.

        5. Representations and Warranties. To induce Lenders to enter into this Agreement, each Company represents and warrants to Lenders that the execution, delivery and performance by such Company of this Agreement are within its corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval), have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to such Company, the Organization Documents of such Company, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon such Company; and the Credit Agreement as amended as of the date hereof is the legal, valid and binding obligation of such Company enforceable against such Company in accordance with its terms.

        6. Miscellaneous.

        a. Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.


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        b.  Governing Law.  This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

        c. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

        d. Successors and Assigns. This Agreement shall be binding upon the Companies, Agents and Lenders and their respective successors and assigns; and shall inure to the sole benefit the Companies, Agents and Lenders and the successors and assigns of the Companies, Agents and Lenders.

        e. References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

        f. Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties hereby expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement and secured by the Collateral. The Credit Agreement is hereby amended hereby and each of the Loan Documents remain in full force and effect.

        g. Costs, Expenses and Taxes. Each Company affirms and acknowledges that Section 10.04 of the Credit Agreement applies to this Agreement and the transactions and agreements and documents contemplated hereunder.


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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                STUART ENTERTAINMENT, INC.

                                By /s/  John A. McCray
                                   -----------------------------
                                   Title Director of Finance
                                         -----------------------

                                BINGO PRESS & SPECIALTY LIMITED

                                By /s/  Frank Fish
                                   -----------------------------
                                   Title V.P. Finance
                                         -----------------------


                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION, as
                                U.S. Agent

                                By /s/  Matthew A. Gabel
                                   -----------------------------
                                   Title Vice President
                                         -----------------------


                                BANK OF AMERICA ILLINOIS, as
                                U.S. Lender

                                By /s/  David McLeese
                                   -----------------------------
                                   Title Vice President
                                         -----------------------


                                BANK OF AMERICA CANADA, as
                                Canadian Agent

                                By /s/  Robert S. Kizell
                                   -----------------------------
                                   Title Vice President
                                         -----------------------


                                BANK OF AMERICA CANADA, as
                                Canadian Lender

                                By /s/  Robert S. Kizell
                                   -----------------------------
                                   Title Vice President
                                         -----------------------




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